SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:  July 26, 2000
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(Date of earliest event reported)


              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                   333-51771                 13-3320910
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



                11 Madison Avenue, New York, New York 10010-3629
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 325-3629

ITEM 5.  OTHER EVENTS.

            Attached as Exhibit 99.1 to this Current Report is a collateral term sheet (the "Collateral Term Sheet") and structural term sheet (the "Structural Term Sheet") in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2000-C1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which has been filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-51771) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet and Structural Term Sheet by reference in the Registration Statement.

            Any statement or information contained in the Collateral Term Sheet and Structural Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

      Exhibit No.                      Description

          99.1                  Collateral Term Sheet and
                                  Structural Term Sheet

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                    MORTGAGE SECURITIES CORP.


                                   By: /s/ Debra Huddleston
                                      ----------------------------------
                                      Name:   Debra Huddleston
                                      Title:  Director

Date:  July 26, 2000



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                                  EXHIBIT INDEX
                                                    Paper (P) or
  Exhibit No.               Description             Electronic (E)
  -----------               -----------             --------------
      99.1           Collateral Term Sheet and                 E
                       Structural Term Sheet